UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 2, 2006


                             ESCO TECHNOLOGIES INC.
               (Exact Name of Registrant as Specified in Charter)


         Missouri                        1-10596                43-1554045
     (State or Other                   (Commission           (I.R.S. Employer
Jurisdiction of Incorporation)          File Number)        Identification No.)



9900A Clayton Road, St. Louis, Missouri                              63124-1186
(Address of Principal Executive Offices)                             (Zip Code)



        Registrant's telephone number, including area code: 314-213-7200


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written  communications  pursuant to Rule 425 under the  Securities Act
         (17 CFR 230.425)

     [ ] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))



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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On February 2, 2006, the shareholders of the Registrant approved the Incentive Compensation Plan For Executive Officers ("ICP"), a new cash incentive compensation ("bonus") plan for the executive officers of the Registrant. The ICP was approved by the Human Resources and Compensation Committee ("Committee") of the Registrant's Board of Directors on November 9, 2005. Commencing with fiscal year 2006, Registrant intends to divide each executive officer's bonus target between the ICP and the existing Performance Compensation Plan. Under the ICP, the Committee approved the fiscal year 2006 bonus targets for the executive officers, as follows: V.L. Richey and C.J. Kretschmer - 20% of fiscal year 2006 total cash compensation; G.E. Muenster and A.S. Barclay - 15% of fiscal year 2006 total cash compensation. The actual bonuses to be paid under the ICP may vary from the bonus targets based upon the application of a fiscal year earnings per share matrix, which was also approved by the Committee. See the Form 8-K dated December 15, 2005.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(d)      Exhibits

Exhibit No.  Description of Exhibit

   10.1     Incentive Compensation Plan        Incorporated by reference to
            For Executive Officers             Notice of  Annual Meeting of the
                                               Stockholders and Proxy Statement
                                               dated December 21, 2005, at
                                               Appendix A



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  ESCO TECHNOLOGIES INC.


Dated:  February 7, 2006                          By:  /s/ G.E. Muenster
                                                       -----------------
                                                       G.E. Muenster
                                                       Senior Vice President and
                                                       Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------


Exhibit No.  Description of Exhibit

   10.1      Incentive Compensation Plan       Incorporated by reference to
             For Executive Officers            Notice of  Annual Meeting of the
                                               Stockholders and Proxy Statement
                                               dated December 21, 2005, at
                                               Appendix A